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                                                                      EXHIBIT 23

                         CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-15941, 333-15945, 333-60189, 333-81373,
333-60203, 333-100079, 333-107648 and 333-107646) of Abercrombie & Fitch Co. of
our report dated February 17, 2004 relating to the consolidated financial statements, which appears in this Form 10-K.

/s/ PricewaterhouseCoopers LLP

Columbus, Ohio
April 14, 2004